                                                                   EXHIBIT 10.24

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

                                              FOR PURCHASES DIRECT FROM SUPPLIER
                                          NOT SUBJECT TO COMPETITIVE BID PROCESS











                               SUPPLIER AGREEMENT

                                     BETWEEN

                                  NOVATION, LLC

                                       AND

                                 ASPECT MEDICAL
                                 --------------
                                  ("SUPPLIER")





                                     MS90690
                                     --------
                           (CONTRACT NUMBER GOES HERE)
                           ---------------------------

                                TABLE OF CONTENTS

                                                                                                            PAGE
                                                                                                            ----

1.   INTRODUCTION............................................................................................1
a.   Purchasing Opportunities for Members....................................................................1
b.   Supplier................................................................................................1
c.   Contract Prices; Non-Price Specifications; Committed Programs...........................................1

2.   BASIC TERMS.............................................................................................1
a.   Purchase of Products....................................................................................1
b.   Optional Purchasing Arrangement.........................................................................1
c.   Market Competitive Terms................................................................................2
d.   Changes in Contract Prices..............................................................................2
e.   Notification of Changes in Pricing Terms................................................................2
f.   Underutilized Businesses................................................................................2

3.   TERM AND TERMINATION....................................................................................2
a.   Term....................................................................................................2
b.   Termination by Novation.................................................................................3
c.   Termination by Supplier.................................................................................3

4.   PRODUCT SUPPLY..........................................................................................3
a.   Delivery and Invoicing..................................................................................3
b.   Product Fill Rates; Confirmation and Delivery Times.....................................................3
c.   Bundled Terms...........................................................................................3
d.   Discontinuation of Products; Changes in Packaging.......................................................4
e.   Replacement or New Products.............................................................................4
f.   Member Services.........................................................................................4
g.   Product Deletion........................................................................................4
h.   Return of Products......................................................................................5
i.   Failure to Supply.......................................................................................5

5.   PRODUCT QUALITY.........................................................................................5
a.   Free From Defects.......................................................................................5
b.   Product Compliance......................................................................................5
c.   Patent Infringement.....................................................................................6
d.   Product Condition.......................................................................................6
e.   Recall of Products......................................................................................6
f.   Shelf Life..............................................................................................6

6.   CENTURY COMPLIANCE......................................................................................6
a.   Definitions.............................................................................................6
b.   Representations.........................................................................................7
c.   Remedies................................................................................................7
d.   Noncompliance Notice....................................................................................7
e.   Survival................................................................................................8

7.  REPORTS AND OTHER INFORMATION REQUIREMENTS...............................................................8
a.   Report Content..........................................................................................8
b.   Report Format and Delivery..............................................................................8
c.   Other Information Requirements..........................................................................9

8.  OBLIGATIONS OF NOVATION..................................................................................9
a.   Information to Members..................................................................................9
b.   Marketing Services......................................................................................9

9.  MARKETING FEES...........................................................................................9
a.   Calculation.............................................................................................9
b.   Payment.................................................................................................9

10. ADMINISTRATIVE DAMAGES..................................................................................10

11  NONPAYMENT OR INSOLVENCY OF A MEMBER....................................................................11

12. INSURANCE...............................................................................................11
a.   Policy Requirements....................................................................................11
b.   Self-Insurance.........................................................................................11
c.   Amendments, Notices and Endorsements...................................................................11

13. COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION................................................11
a.   Compliance With Law....................................................................................11
b.   Government Program Participation.......................................................................12

14. RELEASE AND INDEMNITY...................................................................................12

15. BOOKS AND RECORDS; FACILITIES INSPECTIONS...............................................................12

16  USE OF NAMES, ETC.......................................................................................13

17. CONFIDENTIAL INFORMATION................................................................................13
a.   Nondisclosure..........................................................................................13
b.   Definition.............................................................................................13

18  MISCELLANEOUS...........................................................................................13
a.   Choice of Law..........................................................................................13
b.   Not Responsible........................................................................................14
c.   Third Party Beneficiaries..............................................................................14
d.   Notices................................................................................................14
e.   No Assignment..........................................................................................14
f.   Severability...........................................................................................14
g.   Entire Agreement.......................................................................................15

                             INDEX OF DEFINED TERMS

                                                                                                         PAGE
                                                                                                         ----

   Agreed Percentage......................................................................................10
   Calendar-Related........................................................................................7
   Century Noncompliance...................................................................................7
   Clients.................................................................................................1
   Confidential Information...............................................................................14
   Contract Prices.........................................................................................1
   Effective Date..........................................................................................2
   FDA....................................................................................................12
   Federal health care program............................................................................12
   Gregorian calendar......................................................................................7
   Guidebook...............................................................................................9
   Indemnitees............................................................................................12
   Legal Requirements.....................................................................................12
   Marketing Fees..........................................................................................9
   Members.................................................................................................1
   Non-Price Specifications................................................................................1
   Novation................................................................................................1
   Novation Database.......................................................................................1
   Products................................................................................................1
   Reporting Month.........................................................................................8
   Special Conditions......................................................................................1
   Supplier................................................................................................i
   Systems.................................................................................................7
   Term....................................................................................................3
   timely..................................................................................................8

                                  NOVATION, LLC

                               SUPPLIER AGREEMENT

1.   INTRODUCTION.

     a. PURCHASING OPPORTUNITIES FOR MEMBERS. Novation, LLC ("Novation") is engaged in providing purchasing opportunities with respect to high quality products and services to participating health care providers ("Members"). Members are entitled to participate in Novation's programs through their membership or other participatory status in any of the following client organizations: VHA Inc., University HealthSystem Consortium, and HealthCare Purchasing Partners International, LLC (collectively, "Clients"). Novation is acting as the exclusive agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), with respect to this Agreement. A current listing of Members is maintained by Novation in the electronic database described in the Guidebook referred to in Subsection 7.c below ("Novation Database"). A provider will become a "Member" for purposes of this Agreement at the time Novation adds the provider to the Novation Database and will cease to be a "Member" for such purposes at the time Novation deletes the provider from the Novation Database.

     b. SUPPLIER. Supplier is the manufacturer of products listed on Exhibit A, the provider of installation, training and maintenance services for such products, and the provider of any other services listed on Exhibit A (such products and/or services are collectively referred to herein as "Products").

     c. CONTRACT PRICES; NON-PRICE SPECIFICATIONS; COMMITTED PROGRAMS. A description of the Products and pricing therefor ("Contract Prices") is attached hereto as Exhibit A, the other specifications are attached hereto as Exhibit B ("Non-Price Specifications"), and the Special Conditions are attached hereto as Exhibit C ("Special Conditions").

2.   BASIC TERMS.

     a. PURCHASE OF PRODUCTS. Novation and Supplier hereby agree that Supplier will make the Products available for purchase by the Authorized Distributors at the Contract Prices for resale to the Members in accordance with the terms of this Agreement; provided, however, that this Agreement will not constitute a commitment by any person to purchase any of the Products.

     b. OPTIONAL PURCHASING ARRANGEMENT. Novation and Supplier agree that each Member will have the option of purchasing the Products under the terms of this Agreement or under the terms of any other purchasing or pricing arrangement that may exist between such Member and Supplier at any time during the Term; provided, however, that, regardless of the arrangement, Supplier will comply with Sections 7 and 9 below. If any Member uses any other purchasing or pricing arrangement with Supplier when ordering products covered by any contract between Supplier and Novation, Supplier will notify such Member of the pricing and other significant terms of the applicable Novation contract.

     c. MARKET COMPETITIVE TERMS. Supplier agrees that the prices, quality, value and technology of all Products purchased under this Agreement will remain market competitive at all times during the Term. Supplier agrees to provide prompt written notice to Novation of all offers for the sale of the Products made by Supplier during the Term on terms that are more favorable to the offeree than the terms of this Agreement. Supplier will lower the Contract Prices or increase any discount applicable to the purchase of the Products as necessary to assure market competitiveness. If at any time during the Term Novation receives information from any source suggesting that Supplier's prices, quality, value or technology are not market competitive, Novation may provide written notice of such information to Supplier, and Supplier will, within five (5) business days for Novation's private label Products and within ten (10) business days for all other Products, advise Novation in writing of and fully implement all adjustments necessary to assure market competitiveness.

     d. CHANGES IN CONTRACT PRICES. Unless otherwise expressly agreed in any exhibit to this Agreement, the Contract Prices will not be increased and any discount will not be eliminated or reduced during the Term. In addition to any changes made to assure market competitiveness, Supplier may lower the Contract Prices or increase any discount applicable to the purchase of the Products at any time.

     e. NOTIFICATION OF CHANGES IN PRICING TERMS. Supplier will provide not less than sixty (60) days' prior written notice to Novation and not less than forty-five (45) days' prior written notice to all Members of any change in pricing terms permitted or required by this Agreement. For purposes of the foregoing notification requirements, a change in pricing terms will mean any change that affects the delivered price to the Member, including, without limitation, changes in list prices, discounts or pricing tiers or schedules. Such prior written notice will be provided in such format and in such detail as may be required by Novation from time to time, and will include, at a minimum, sufficient information to determine line item pricing of the Products for all affected Members.

     f. UNDERUTILIZED BUSINESSES. Certain Members may be required by law, regulation and/or internal policy to do business with underutilized businesses such as Minority Business Enterprises (MBE), Disadvantaged Business Enterprises
(DBE), Small Business Enterprises (SBE), Historically Underutilized Businesses
(HUB) and/or Women-owned Business Enterprises (WBE). To assist Novation in helping Members meet these requirements, Supplier will comply with all Novation policies and programs with respect to such businesses and will provide, on request, Novation or any Member with statistical or other information with respect to Supplier's utilization of such businesses as a vendor, distributor, contractor or subcontractor.

3.   TERM AND TERMINATION.

     a. TERM. This Agreement will be effective as of the effective date set forth in Exhibit D attached hereto ("Effective Date"), and, unless sooner terminated, will continue in full force and effect for the initial term set forth in the Non-Price Specifications and for any renewal terms set forth in the Non-Price Specifications by Novation's delivery of written notice of renewal to Supplier not less than ten (10) days prior to the end of the initial term or any renewal term, as

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

applicable. The initial term, together with the renewal terms, if any, are collectively referred to herein as the "Term."

     b. TERMINATION BY NOVATION. Novation may terminate this Agreement at any time for any reason whatsoever by delivering not less than [**] prior written notice thereof to Supplier. In addition, Novation may terminate this Agreement immediately by delivering written notice thereof to Supplier upon the occurrence of either of the following events:

(1)  Supplier breaches this Agreement; or

(2) Supplier becomes bankrupt or insolvent or makes an unauthorized assignment or goes into liquidation or proceedings are initiated for the purpose of having a receiving order or winding up order made against Supplier, or Supplier applies to the courts for protection from its creditors.

Novation's right to terminate this Agreement due to Supplier's breach in accordance with this Subsection is in addition to any other rights and remedies Novation, the Clients or the Members may have resulting from such breach, including, but not limited to, Novation's and the Clients' right to recover all loss of Marketing Fees resulting from such breach through the date of termination and for [**] thereafter.

     c. TERMINATION BY SUPPLIER. Supplier may terminate this Agreement at any time for any reason whatsoever by delivering not less than [**] prior written notice thereof to Novation.

4.   PRODUCT SUPPLY.

     a. DELIVERY AND INVOICING. On and after the Effective Date, Supplier agrees to deliver Products ordered by the Members to the Members, FOB destination, and will direct its invoices to the Members in accordance with this Agreement. Supplier agrees to prepay and absorb charges, if any, for transporting Products to the Members. Payment terms are [**]. Supplier will make whatever arrangements are reasonably necessary with the Members to implement the terms of this Agreement; provided, however, Supplier will not impose any purchasing commitment on any Member as a condition to the Member's purchase of any Products pursuant to this Agreement.

     b. PRODUCT FILL RATES; CONFIRMATION AND DELIVERY TIMES. Supplier agrees to provide product fill rates to the Members of greater than [**], calculated as line item orders. Supplier will provide confirmation of orders from Members via the electronic data interchange described in the Guidebook referred to in Subsection 7.c below within two (2) business days after placement of the order and will deliver the Products to the Members within ten (10) business days after placement of the order.

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

     c. BUNDLED TERMS. Supplier agrees to give Novation prior written notice of any offer Supplier makes to any Member to sell products that are not covered by this Agreement in conjunction with Products covered by this Agreement under circumstances where the Member has no real economic choice other than to accept such bundled terms.

     d. DISCONTINUATION OF PRODUCTS; CHANGES IN PACKAGING. Supplier will have no unilateral right to discontinue any of the Products or to make any changes in packaging which render any of the Products substantially different in use, function or distribution. Supplier may request Novation in writing to agree to a proposed discontinuation of any Products or a proposed change in packaging for any Products at least [**] prior to the proposed implementation of the discontinuation or change. Under no circumstances will any Product discontinuation or packaging changes be permitted under this Agreement without Novation's agreement to the discontinuation or change. In the event Supplier implements such proposed discontinuation or change without Novation's agreement thereto in writing, in addition to any other rights and remedies Novation or the Members may have by reason of such discontinuation or change, (i) Novation will have the right to terminate any or all of the Product(s) subject to such discontinuation or change or to terminate this Agreement in its entirety immediately upon becoming aware of the discontinuation or change or any time thereafter by delivering written notice thereof to Supplier; (ii) the Members may purchase products equivalent to the discontinued or changed Products from other sources and Supplier will be liable to the Members for all reasonable costs in excess of the Contract Prices plus any other damages which they may incur; and (iii) Supplier will be liable to Novation and the Clients for any loss of Marketing Fees resulting from such unacceptable discontinuation or change plus any other damages which they may incur.

     e. REPLACEMENT OR NEW PRODUCTS. Supplier will have no unilateral right to replace any of the Products listed in Exhibit A with other products or to add new products to this Agreement. Supplier may request Novation in writing to agree to a replacement of any of the Products or the addition of a new product that is closely related by function or use to an existing Product at least [**] prior to the proposed implementation of the replacement or to the new product introduction. Under no circumstances will any Product replacement or new product addition to this Agreement be permitted without Novation's agreement to the replacement or new product.

     f. MEMBER SERVICES. Supplier will consult with each Member to identify the Member's policies relating to access to facilities and personnel. Supplier will comply with such policies and will establish a specific timetable for sales calls by sales representatives to satisfy the needs of the Member. Supplier will promptly respond to Members' reasonable requests for verification of purchase history. If requested by Novation or any Members, Supplier will provide, at Supplier's cost, on-site inservice training to Members' personnel for pertinent Products.

     g. PRODUCT DELETION. Notwithstanding anything to the contrary contained in this Agreement, Novation may delete any one or more of the Products from this Agreement at any time, at will and without cause, upon not less than [**] prior written notice to Supplier.

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

     h. RETURN OF PRODUCTS. Any Member, in addition to and not in limitation of any other rights and remedies, will have the right to return Products to Supplier under any of the following circumstances: (1) the Product is ordered or shipped in error; (2) the Product is no longer needed by the Member due to deletion from its standard supply list or changes in usage patterns, provided the Product is returned at least [**] prior to its expiration date and is in a re-salable condition; (3) the Product is received outdated or is otherwise unusable; (4) the Product is received damaged, or is defective or nonconforming;
(5) the Product is one which a product manufacturer or supplier specifically authorizes for return; and (6) the Product is recalled. Supplier agrees to accept the return of Products under these circumstances without charge and for full credit.

     i. FAILURE TO SUPPLY. In the event of Supplier's failure to perform its supply obligations in accordance with the terms of this Section 4, the Member may purchase products equivalent to the Products from other sources and Supplier will be liable to the Member for all reasonable costs in excess of the Contract Prices plus any other damages which they may incur. In such event, Supplier will also be liable to Novation and the Clients for any loss of Marketing Fees resulting from such failure plus any other damages which they may incur. The remedies set forth in this Subsection are in addition to any other rights and remedies Novation, the Clients or the Members may have resulting from such failure.

5.   PRODUCT QUALITY.

     a. FREE FROM DEFECTS. Supplier warrants the Products against defects in material, workmanship, design and manufacturing. Supplier will make all necessary arrangements to assign such warranty to the Members. Supplier further represents and warrants that the Products will conform to the specifications, drawings, and samples furnished by Supplier or contained in the Non-Price Specifications and will be safe for their intended use. If any Products are defective and a claim is made by a Member on account of such defect, Supplier will, at the option of the Member, either replace the defective Products or credit the Member. Supplier will bear all costs of returning and replacing the defective Products, as well as all risk of loss or damage to the defective Products from and after the time they leave the physical possession of the Member. The warranties contained in this Subsection will survive any inspection, delivery, acceptance or payment by a Member. In addition, if there is at any time wide-spread failure of the Products, the Member may return all said Products for credit or replacement, at its option. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

     b. PRODUCT COMPLIANCE. Supplier represents and warrants to Novation, the Clients and the Members that the Products are, if required, registered, and will not be distributed, sold or priced by Supplier in violation of any federal, state or local law. Supplier represents and warrants that as of the date of delivery to the Members all Products will not be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act and will not violate or cause a violation of any applicable law, ordinance, rule, regulation or order. Supplier agrees it will comply with all applicable Good Manufacturing Practices and Standards contained in 21 C.F.R. Parts 210, 211, 225, 226, 600, 606, 610,
640, 660, 680 and 820. Supplier represents and warrants that it will provide adequate warnings and instructions to inform users of the Products of the risks, if any, associated with the use of the Products. Supplier's representations; warranties and agreements in this Subsection will survive the expiration or earlier termination of this Agreement.

     c. PATENT INFRINGEMENT. Supplier represents and warrants that sale or use of the Products will not infringe any United States patent. Supplier will, at its own expense, defend every suit which will be brought against Novation or a Member for any alleged infringement of any patent by reason of the sale or use of the Products and will pay all costs, damages and profits recoverable in any such suit. This Subsection and the obligations contained herein will survive the expiration or earlier termination of this Agreement. The remedies set forth in this Subsection are in addition to and not a limitation on any other rights or remedies that may be available against Supplier.

     d. PRODUCT CONDITION. Unless otherwise stated in the Non-Price Specifications or unless agreed upon by a Member in connection with Products it may order, all Products will be new. Products which are demonstrators, used, obsolete, seconds, or which have been discontinued are unacceptable unless otherwise specified in the Non-Price Specifications or the Member accepts delivery after receiving notice of the condition of the Products.

     e. RECALL OF PRODUCTS. Supplier will reimburse Members for any cost associated with any Product corrective action, withdrawal or recall requested by Supplier or required by any governmental entity. In the event a product recall or a court action impacting supply occurs, Supplier will notify Novation in writing within twenty-four (24) hours of any such recall or action. Supplier's obligations in this Subsection will survive the expiration or earlier termination of this Agreement.

     f. SHELF LIFE. Sterile Products and other Products with a limited shelf life sold under this Agreement will have the longest possible shelf life and the latest possible expiration dates. Unless required by stability considerations, there will not be less than an eighteen (18) month interval between a Product's date of delivery by Supplier to the Member and its expiration date.

6.   CENTURY COMPLIANCE.

     a. DEFINITIONS. For purposes of this Section, the following terms have the respective meanings given below:

     (1) "Systems" means any of the Products, systems of distribution for Products and Product manufacturing systems that consist of or include any computer software, computer firmware, computer hardware (whether general or special purpose), documentation, data, and other similar or related items of the automated, computerized, and/or software systems that are provided by or through Supplier or utilized to manufacture or distribute the Products provided by or through Supplier pursuant to this Agreement, or any component part thereof, and any services provided by or through Supplier in connection therewith.

     (2) "Calendar-Related" refers to date values based on the "Gregorian calendar" (as defined in the Encyclopedia Britannica, 15th edition, 1982, page
602) and to all uses in any manner of those date values, including without limitation manipulations, calculations, conversions, comparisons, and presentations.

     (3) "Century Noncompliance" means any aspects of the Systems that fail to satisfy the requirements set forth in Subsection 6.b below.

     b. REPRESENTATIONS. Supplier warrants, represents and agrees that the Systems satisfy the following requirements:

     (1) In connection with the use and processing of Calendar-Related data, the Systems will not malfunction, will not cease to function, will not generate incorrect data, and will not produce incorrect results.

     (2) In connection with providing Calendar-Related data to and accepting Calendar-Related data from other automated, computerized, and/or software systems and users via user interfaces, electronic interfaces, and data storage, the Systems represent dates without ambiguity as to century.

     (3) The year component of Calendar-Related data that is provided by the Systems to or that is accepted by the Systems from other automated, computerized, and/or software systems and user interfaces, electronic interfaces, and data storage is represented in a four-digit CCYY format, where CC represents the two digits expressing the century and YY represents the two digits expressing the year within that century (e.g., 1996 or 2003).

     (4) Supplier has verified through testing that the Systems satisfy the requirements of this Subsection including, without limitation, testing of each of the following specific dates and the transition to and from each such date:
September 9, 1999; September 10, 1999; December 31, 1999; January 1, 2000; February 28, 2000; February 29, 2000; March 1, 2000; December 31, 2000; January 1, 2001; December 31, 2004; and January 1, 2005.

     c. REMEDIES. In the event of any Century Noncompliance in the Systems in any respect, in addition to any other remedies that may be available to Novation or the Members, Supplier will, at no cost to the Members, promptly under the circumstances (but, in all cases, within thirty (30) days after receipt of a written request from any Member, unless otherwise agreed by the Member in writing) eliminate the Century Noncompliance from the Systems.

     d. NONCOMPLIANCE NOTICE. In the event Supplier becomes aware of (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standard (proposed or adopted) regarding Calendar-Related data and/or processing, or Supplier begins any significant effort to conform the Systems to any such standard, Supplier will promptly provide the Members with all relevant information in writing and will timely provide the Members with updates to such information. Supplier will respond promptly and fully to inquiries by the Members, and timely provide updates to any responses provided to the Members,

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

with respect to (i) any possible or actual Century Noncompliance in the Systems or (ii) any international, governmental, industrial, or other standards. In the foregoing, the use of "timely" means promptly after the relevant information becomes known to or is developed by or for Supplier.

     e. SURVIVAL. Supplier's representations, warranties and agreements in this Section will continue in effect throughout the Term and will survive the expiration or earlier termination of this Agreement.

7.   REPORTS AND OTHER INFORMATION REQUIREMENTS.

     a. REPORT CONTENT. Within [**] after the end of each full and partial month during the Term ("Reporting Month"), Supplier will submit to Novation a report in the form of a diskette containing the following information in form and content reasonably satisfactory to Novation:

     (1) the name of Supplier, the Reporting Month and year and the Agreement number (as provided to Supplier by Novation);

     (2) with respect to each Member (described by LIC number (as provided to Supplier by Novation), health industry number (if applicable), full name, street address, city, state, zip code and, if applicable, tier and committed status), the number of units sold and the amount of net sales for each Product on a line item basis, and the sum of net sales and the associated Marketing Fees for all Products purchased by such Member directly or indirectly from Supplier during the Reporting Month, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Member and Supplier;

     (3) the sum of the net sales and the associated Marketing Fees for all Products sold to all Members during the Reporting Month; and

     b. REPORT FORMAT AND DELIVERY. The reports required by this Section will be submitted electronically in Excel Version 7 or Access Version 7 and in accordance with other specifications established by Novation from time to time and will be delivered to:

Novation
Attn:  SRIS Operations
220 East Las Colinas Boulevard
Irving, TX  75039

     c. OTHER INFORMATION REQUIREMENTS. In addition to the reporting requirements set forth in Subsections 7.a and 7.b above, the parties agree to facilitate the administration of this Agreement by transmitting and receiving information electronically and by complying with the information requirements set forth in Exhibit E attached hereto. Supplier further agrees that, except to the extent of any inconsistency with the provisions of this Agreement, it will comply with all information requirements set forth in the Novation Information Requirements Guidebook ("Guidebook"). On or about the Effective Date, Novation will provide Supplier with a current copy of the Guidebook and will thereafter provide Supplier with updates and/or revisions to the Guidebook from time to time.

8.   OBLIGATIONS OF NOVATION.

     a. INFORMATION TO MEMBERS. After the execution of this Agreement, Novation, in conjunction with the Clients, will deliver a summary of the purchasing arrangements covered by this Agreement to each Member and will, from time to time, at the request of Supplier, deliver to each Member reasonable and appropriate amounts and types of materials supplied by Supplier to Novation which relate to the purchase of the Products.

     b. MARKETING SERVICES. Novation, in conjunction with the Clients, will market the purchasing arrangements covered by this Agreement to the Members. Such promotional services may include, as appropriate, the use of direct mail, contact by Novation's field service delivery team, member support services, and regional and national meetings and conferences. As appropriate, Novation, in conjunction with the Clients, will involve Supplier in these promotional activities by inviting Supplier to participate in meetings and other reasonable networking activities with Members.

9.   MARKETING FEES.

     a. CALCULATION. Supplier will pay to Novation, as the authorized collection agent for each of the Clients and certain of each Client's subsidiaries and affiliates, respectively (and not collectively), marketing fees ("Marketing Fees") belonging to any of the Clients or certain of their subsidiaries or affiliates equal to the Agreed Percentage of the aggregate gross charges of all net sales of the Products to the Members directly or indirectly from Supplier, whether under the pricing and other terms of this Agreement or under the terms of any other purchasing or pricing arrangements that may exist between the Members and Supplier. Such gross charges will be determined without any deduction for uncollected accounts or for costs incurred in the manufacture, provision, sale or distribution of the Products, and will include, but not be limited to, charges for the sale of products, the provision of installation, training and maintenance services, and the provision of any other services listed on Exhibit A. The "Agreed Percentage" will be defined in the Non-Price Specifications.

     b. PAYMENT. On or about the Effective Date, Novation will advise Supplier in writing of the amount determined by Novation to be Supplier's monthly estimated Marketing Fees. Thereafter, Supplier's monthly estimated Marketing Fees may be adjusted from time to time upon written notice from Novation based on actual purchase data. No later than the tenth (10th) day of each month, Supplier will remit the monthly estimated Marketing Fees for such month to Novation. Such payment will be adjusted to reflect the reconciliation between the actual Marketing Fees payable for the second month prior to such month with the estimated Marketing Fees actually paid during such prior month. Supplier will pay all estimated and adjusted Marketing Fees by check made payable to "Novation, LLC." All checks should reference the

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

Agreement number. Supplier will include with its check the reconciliation calculation used by Supplier to determine the payment adjustment, with separate amounts shown for each Client's component thereof. Checks sent by first class mail will be mailed to the following address:

Novation
75 Remittance Dr., Suite 1420
Chicago, IL  60675-1420

Checks sent by courier (Federal Express, United Parcel Service or messenger) will be addressed as follows:

The Northern Trust Company
801 S. Canal St.
4th Floor Receipt & Dispatch
Chicago, IL  60607
Attn:  Novation, Suite 1420
Telephone:  (312) 630-8100, #9

10. ADMINISTRATIVE DAMAGES. Novation and Supplier agree that Novation would incur additional administrative costs if Supplier fails to provide notice of change in pricing terms as required in Subsection 2.e above, fails to provide reports as required in Section 7 above, or fails to pay Marketing Fees as required in Section 9 above, in each case within the time and manner required by this Agreement. Novation and Supplier further agree that the additional administrative costs incurred by Novation by reason of any such failure to Supplier is uncertain, and they therefore agree that the following schedule of administrative damages constitutes a reasonable estimation of such costs and were determined according to the principles of just compensation:

1st failure................................................................[**]
2nd failure:...............................................................[**]
3rd failure:...............................................................[**]
4th failure:...............................................................[**]
5th failure:...............................................................[**]
6th & each subsequent failure:.............................................[**]

Novation's right to recover administrative damages in accordance with this
Section is in addition to any other rights and remedies Novation or the Clients may have by reason of Supplier's failure to pay the Marketing Fees or provide the reports or notices within the time and manner required by this Agreement.

11. NONPAYMENT OR INSOLVENCY OF A MEMBER. If a Member fails to pay Supplier for Products, or if a Member becomes bankrupt or insolvent or makes an assignment for the benefit of creditors or goes into liquidation, or if proceedings are initiated for the purpose of having a

          Confidential Materials omitted and filed separately with the Securities and Exchange commission. Asterisks denote omissions.

receiving order or winding up order made against a Member, or if a Member applies to the court for protection from its creditors, then, in any such case, this Agreement will not terminate, but Supplier will have the right, upon prior written notice to Novation and the Member, to discontinue selling Products to that Member.

12.  INSURANCE.

     a. POLICY REQUIREMENTS. Supplier will maintain and keep in force during the Term product liability, general public liability and property damage insurance against any insurable claim or claims which might or could arise regarding Products purchased from Supplier. Such insurance will contain a minimum combined single limit of liability for bodily injury and property damage in the amounts of not less than [**] per occurrence and [**] in the aggregate; will name Novation, the Clients and the Members, as their interests may appear, as additional insureds, and will contain an endorsement providing that the carrier will provide directly to all named insured copies of all notices and endorsements. Supplier will provide to Novation, within fifteen (15) days after Novation's request, an insurance certificate indicating the foregoing coverage, issued by an insurance company licensed to do business in the relevant states and signed by an authorized agent.

     b. SELF-INSURANCE. Notwithstanding anything to the contrary in Subsection 12.a above, Supplier may maintain a self-insurance program for all or any part of the foregoing liability risks, provided such self-insurance policy in all material respects complies with the requirements applicable to the product liability, general public liability and property damage insurance set forth in Subsection 12.a. Supplier will provide Novation, within fifteen (15) days after Novation's request: (1) the self-insurance policy; (2) the name of the company managing the self-insurance program and providing reinsurance, if any; (3) the most recent annual reports on claims and reserves for the program; and (4) the most recent annual actuarial report on such program.

     c. AMENDMENTS, NOTICES AND ENDORSEMENTS. Supplier will not amend, in any material respect that affects the interests of Novation, the Clients or the Members, or terminate said liability insurance or self-insurance program except after thirty (30) days' prior written notice to Novation and will provide to Novation copies of all notices and endorsements as soon as practicable after it receives or gives them.

13.  COMPLIANCE WITH LAW AND GOVERNMENT PROGRAM PARTICIPATION.

     a. COMPLIANCE WITH LAW. Supplier represents and warrants that to the best of its knowledge, after due inquiry, it is in compliance with all federal, state and local statutes, laws, ordinances and regulations applicable to it ("Legal Requirements") which are material to the operation of its business and the conduct of its affairs, including Legal Requirements pertaining to the safety of the Products, occupational health and safety, environmental protection, nondiscrimination, antitrust, and equal employment opportunity. During the Term, Supplier will: (1) promptly notify Novation of any lawsuits, claims, administrative actions or other proceedings asserted or commenced against it which assert in whole or in part that Supplier is in noncompliance with any Legal Requirement which is material to the operation of its business and the conduct of its affairs and (2) promptly provide Novation with true and correct copies of all written notices of adverse findings from the U.S. Food and Drug Administration ("FDA") and all written results of FDA inspections which pertain to the Products.

     b. GOVERNMENT PROGRAM PARTICIPATION. Supplier represents and warrants that it is not excluded from participation, and is not otherwise ineligible to participate, in a "Federal health care program" as defined in 42 U.S.C. ss. 1320a-7b(f) or in any other government payment program. In the event Supplier is excluded from participation, or becomes otherwise ineligible to participate in any such program during the Term, Supplier will notify Novation in writing within three (3) days after such event, and upon the occurrence of such event, whether or not such notice is given to Novation, Novation may immediately terminate this Agreement upon written notice to Supplier.

14. RELEASE AND INDEMNITY. SUPPLIER WILL RELEASE, INDEMNIFY, HOLD HARMLESS, AND, IF REQUESTED, DEFEND NOVATION, THE CLIENTS AND THE MEMBERS, AND THEIR RESPECTIVE OFFICERS, DIRECTORS, REGENTS, AGENTS, SUBSIDIARIES, AFFILIATES AND EMPLOYEES (COLLECTIVELY, THE "INDEMNITEES"), FROM AND AGAINST ANY CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, EXPERT FEES AND COURT COSTS) OF ANY KIND OR NATURE, WHETHER AT LAW OR IN EQUITY, INCLUDING CLAIMS ASSERTING STRICT LIABILITY, ARISING FROM OR CAUSED IN ANY PART BY (1) THE BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF SUPPLIER CONTAINED IN THIS AGREEMENT; (2) THE CONDITION OF ANY PRODUCT, INCLUDING A DEFECT IN MATERIAL, WORKMANSHIP, DESIGN OR MANUFACTURING; OR (3) THE WARNINGS AND INSTRUCTIONS ASSOCIATED WITH ANY PRODUCT. SUCH OBLIGATION TO RELEASE, INDEMNIFY, HOLD HARMLESS AND DEFEND WILL APPLY EVEN IF THE CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES ARE CAUSED BY THE NEGLIGENCE, GROSS NEGLIGENCE OR OTHER CULPABLE CONDUCT OF INDEMNITEES; PROVIDED, HOWEVER, THAT SUCH INDEMNIFICATION, HOLD HARMLESS AND RIGHT TO DEFENSE WILL NOT BE APPLICABLE WHERE THE CLAIM, LIABILITY, DAMAGE, ACTION, COST OR EXPENSE ARISES SOLELY AS A RESULT OF AN ACT OR FAILURE TO ACT OF INDEMNITEES. THIS SECTION AND THE OBLIGATIONS CONTAINED HEREIN WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS AGREEMENT. THE REMEDIES SET FORTH IN THIS SECTION ARE IN ADDITION TO AND NOT A LIMITATION ON ANY OTHER RIGHTS OR REMEDIES THAT MAY BE AVAILABLE AGAINST SUPPLIER.

15. BOOKS AND RECORDS; FACILITIES INSPECTIONS.. Supplier agrees to keep, maintain and preserve complete, current and accurate books, records and accounts of the transactions contemplated by this Agreement and such additional books, records and accounts as are necessary to establish and verify Supplier's compliance with this Agreement. All such books, records and accounts will be available for inspection and audit by Novation representatives at any time during the Term and for two (2) years thereafter, but only during reasonable business hours and upon reasonable notice. Novation agrees that its routine audits will not be conducted more frequently than twice in any consecutive twelve (12) month period, subject to Novation's right to conduct special audits whenever it deems it to be necessary. In addition, Supplier will make its manufacturing and packaging facilities available for inspection from time to time during the Term by Novation representatives, but only during reasonable business hours and upon reasonable notice. The exercise by Novation of the right to inspect and audit is without prejudice to any other or additional rights or remedies of either party.

16. USE OF NAMES, ETC. Supplier agrees that it will not use in any way in its promotional, informational or marketing activities or materials (i) the names, trademarks, logos, symbols or a description of the business or activities of Novation or any Client or Member without in each instance obtaining the prior written consent of the person owning the rights thereto; or (ii) the existence or content of this Agreement without in each instance obtaining the prior written consent of Novation.

17.  CONFIDENTIAL INFORMATION.

     a.   NONDISCLOSURE. Supplier agrees that it will:

     (1) keep strictly confidential and hold in trust all Confidential Information, as defined in Subsection 17.b below, of Novation, the Clients and the Members;

     (2) not use the Confidential Information for any purpose other than the performance of its obligations under this Agreement, without the prior written consent of Novation;

     (3) not disclose the Confidential Information to any third party (unless required by law) without the prior written consent of Novation; and

     (4) not later than thirty (30) days after the expiration or earlier termination of this Agreement, return to Novation, the Client or the Member, as the case may be, the Confidential Information.

     b. DEFINITION. "Confidential Information," as used in Subsection 17.a above, will consist of all information relating to the prices and usage of the Products (including all information contained in the reports produced by Supplier pursuant to Section 7 above) and all documents and other materials of Novation, the Clients and the Members containing information relating to the programs of Novation, the Clients or the Members of a proprietary or sensitive nature not readily available through sources in the public domain. In no event will Supplier provide to any person any information relating to the prices it charges the Members for Products ordered pursuant to this Agreement without the prior written consent of Novation.

18.  MISCELLANEOUS.

     a. CHOICE OF LAW. This Agreement will be governed by and construed in accordance with the internal substantive laws of the State of Texas and the Texas courts will have jurisdiction over all matters relating to this Agreement; provided, however, the terms of any agreement between Supplier and a Member will be governed by and construed in accordance with the choice of law and venue provisions set forth in such agreement.

     b. NOT RESPONSIBLE. Novation and the Clients and their subsidiaries and affiliates will not be responsible or liable for any Member's breach of any purchasing commitment or for any other actions of any Member. In addition, none of the Clients will be responsible or liable for the obligations of another Client or its subsidiaries or affiliates or the obligations of Novation or Supplier under this Agreement.

     c. THIRD PARTY BENEFICIARIES. All Clients and Members are intended third party beneficiaries of this Agreement. All terms and conditions of this Agreement which are applicable to the Clients will inure to the benefit of and be enforceable by the Clients and their respective successors and assigns. All terms and conditions of this Agreement which are applicable to the Members will inure to the benefit of and be enforceable by the Members and their respective successors and assigns.

     d. NOTICES. Except as otherwise expressly provided herein, all notices or other communications required or permitted under this Agreement will be in writing and will be deemed sufficient when mailed by United States mail, or delivered in person to the party to which it is to be given, at the address of such party set forth below:

If to Supplier:

To the address set forth by Supplier on the signature page of this Agreement

If to Novation:

Novation
Attn:  General Counsel
220 East Las Colinas Blvd.
Irving, TX  75039

or such other address as the party will have furnished in writing in accordance with the provisions of this Subsection.

     e. NO ASSIGNMENT. No assignment of all or any part of this Agreement may be made without the prior written consent of the other party; except that Novation may assign its rights and obligations to any affiliate of Novation. Any assignment of all or any part of this Agreement by either party will not relieve that party of the responsibility of performing its obligations hereunder to the extent that such obligations are not satisfied in full by the assignee. This Agreement will be binding upon and inure to the benefit of the parties' respective successors and assigns.

     f. SEVERABILITY. Whenever possible, each provision of this Agreement will be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement will be prohibited by or invalid under applicable law, such provision will be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement. Each party will, at its own expense, take such action as is reasonably necessary to defend the validity and enforceability of this Agreement and will cooperate with the other party as is reasonably necessary in such defense.

     g. ENTIRE AGREEMENT. This Agreement, together with the exhibits listed below, will constitute the entire agreement between Novation and Supplier. This Agreement, together with the exhibits listed below and each Member's purchase order will constitute the entire agreement between each Member and Supplier. In the event of any inconsistency between this Agreement and a Member's purchase order, the terms of this Agreement will control, except that the Member's purchase order will supersede Sections 4 and 5 of this Agreement in the event of any inconsistency with such Sections. No other terms and conditions in any document, acceptance, or acknowledgment will be effective or binding unless expressly agreed to in writing. The following exhibits are incorporated by reference in this Agreement:

Exhibit A  Product and Service Description and Pricing

Exhibit B  Non-Price Specifications

Exhibit C  Special Conditions

Exhibit D  Effective Date

Exhibit E  Other Information Requirements

[Other Exhibits Listed, if any]  EXHIBIT F

SUPPLIER:  Aspect Medical Systems, Inc.

ADDRESS:   2 Vision Dr
           Natick, MA 01760

SIGNATURE: /s/ J. Neal Armstrong

TITLE:     VP & CFO                                  DATE:    8/13/99

NOVATION, LLC

SIGNATURE: /s/ Edward Peterson

TITLE:     Group Sr. Vice President                  DATE:     8/10/99

            Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                     EXHIBIT A

                                                      ASPECT
                                               MEDICAL SYSTEMS, INC.
Novation Pricing                             1999 Sales Option A-2000
                                                Revenue Units Only
A-2000 Monitor $ [**]

Sensors $[**] per case
  (case of [**] at $[**] each)

            Price per Monitor                                                                     Sensor Contract Pricing Schedule**
------------------------------------------
                                                                                                      Annual Volume       Unit
                                                                                                       per Monitor        Price
                                                                                                  ----------------------------------
     Number            Total Cost
     of OCR's          Per Monitor              Pricing Without Sensor Purchase Agreement                 1  -- 251        [**]
-----------------   ---------------------       ------------------------------------------------------------------------------------
1 OR                      [**]                  Pricing With Sensor Purchase Agreement                  252  -- 299        [**]
2 - 5 OR's                [**]                                                                          300  -- 359        [**]
6 - 12 OR's               [**]                                                                          360  -- 407        [**]
13 - 29 OR's              [**]                                                                          408  -- 455        [**]
20" OR's                  [**]                                                                          456  -- 503        [**]
                                                                                                              > 504        [**]
-----------------   ---------------------       ------------------------------------------------------------------------------------

1.   SENSOR CONTRACT PRICING SCHEDULE

** Customers must issue a P.O. which commits to a 12 month minimum purchase volume of a minimum of [**]. Sensor shipments must be rounded up to the nearest multiple of [**].

Customers who use more sensors than contracted for during the 12 month contract year, which begins and has its

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



anniversary on the date of the contract, will receive a year-end rebate from Aspect.
For example: customer who signs an agreement to purchase 300 sensors per year at $[**] but uses 456 sensors for the year will receive a rebate equal to $[**] (i.e. the difference Between $[**] and $[**] per sensor times the total sensors used.

2.   RENTAL AGREEMENT OPTION:
     (a.) $[**] per month monitor rental
     (b.) $[**] per Sensor
     (c.) [**] Months minimum rental

Confidential materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.




                                    EXHIBIT B

                            Non-Price Specifications


The term of the contract is three (years), commencing on September 1, 1999 through August 30, 2002, with [**] one-year renewals. Pricing will be firm from [**], 1999 through [**].


Aspect Medical agrees to pay Novation a marketing fee to be defined as [**] on all Novation contracted sales.

Warranty as expressed in 5(a) is valid from [**] from the date purchase.

                                    EXHIBIT C

                               SPECIAL CONDITIONS

                                       N/A

                                    EXHIBIT D

                                 EFFECTIVE DATE

This Agreement will be effective on September 01, 1999 Through August 30, 2002.

                                    EXHIBIT E

                         OTHER INFORMATION REQUIREMENTS

     Novation and Supplier desire to facilitate contract administration transactions ("Transactions") by electronically transmitting and receiving data in agreed formats in substitution for conventional paper-based documents and to assure that such Transactions are not legally invalid or unenforceable as a result of the use of available electronic technologies for the mutual benefit of the parties.

     The parties agree as follows:

1.   PREREQUISITES.

     a. DOCUMENTS; STANDARDS. Each party will electronically communicate to or receive from the other party all of the required documents listed in the Novation Electronic Communication Requirements Schedule attached hereto (collectively "Documents"). All Documents will be communicated in accordance with the standards set forth in the applicable sections of the Novation Information Requirements Guidebook ("Guidebook"). Supplier agrees that the Guidebook is the Confidential Information of Novation and will not disclose information contained therein to any other party.

     b. THIRD PARTY SERVICE PROVIDERS. Document swill be communicated electronically to each party, as specified in the Guidebook, through any third party service provider ("Provider") with which either party may contract or VHAseCure.net(TM). Either party may modify its election to use, not use or change a Provider upon thirty (30) days' prior written notice. Each party will be responsible for the costs of any Provider with which it contracts, unless the parties otherwise mutually agree in writing.

     c. SIGNATURES. Each party will adopt as its signature an electronic identification consisting of symbol(s) or code(s) which are to be affixed to or contained in each Document transmitted by such Party ("Signatures"). Each party agrees that any Signature of such party affixed to or contained in any transmitted Document will be sufficient to verify such party originated and intends to be bound by such Document. Neither party will disclose to any unauthorized person the Signatures of the other party.

2.   TRANSMISSIONS.

     a. VERIFICATION. Upon proper receipt of any Document, the receiving party will promptly and properly transmit a functional acknowledgement in return, unless otherwise specified in the Guidebook.

     b. ACCEPTANCE. If acceptance of a Document is required by the Guidebook, any such Document which has been properly received will not give rise to any obligation unless and until the party initially transmitting such Document has properly received in return an Acceptance Document (as specified in the Guidebook).

     c. GARBLED TRANSMISSION. If any properly transmitted Document is received in an unintelligible or garbled form, the receiving party will promptly notify the originating party (if identifiable from the received Document) in a reasonable manner. In the absence of such a notice, the originating party's records of the contents of such Document will control.

3.   TRANSACTION TERMS.

     a. CONFIDENTIALITY. No information contained in any Document or otherwise exchanged between the parties will be considered confidential, except to the extent provided by written agreement between the parties, or by applicable law.

     b. VALIDITY; ENFORCEABILITY. Any Document properly transmitted pursuant to this Agreement will be considered, in connection with any Transaction, to be a "writing" or "in writing" and any such Document when containing, or to which there is affixed, a Signature ("Signed Documents") will be deemed for all purposes to have been "signed" and to constitute an "original" when printed from electronic files or records established and maintained in the normal course of business.

4.   STANDARDS.

ASC x 12 - Novation Information Requirements Guidebook

5.   THIRD PARTY SERVICE PROVIDERS.

(If the parties will be transmitting Documents directly, insert "NONE")

COMPANY                   VAN NAME                             ADDRESS                            TELEPHONE
-------                   --------                             -------                            ---------
                                                                                                  NUMBER
                                                                                                  ------

Novation                  AT&T                                 12976 Hollander Drive              800/624-5672
                          Bridgeton, MO  63044

6.   CONTRACT PRICING (PHARMACY).

Supplier will transmit contract pricing information electronically, to include new contracts, contract renewals and any changes to a current contract. This will be sent in a timely manner and in compliance with ANSI ASC X12-845 (Price Authorization) and Novation Contract Pricing Guidelines. Contract pricing information will include the following:

Supplier Identification Number
     HIN (Health Industry Number if Supplier is a HIN subscriber)
     DEA Number (if HIN is not available)
Supplier Assigned Number (if HIN and DEA are not available)
Supplier Name
Supplier Contract Number
MFG Contract Number
Contract Effective Date
Contract Expiration Date
Member(s) (Member name, HIN or DEA number, Member start/stop dates) Product Identifier
     NDC
     UPC (if NDC is not available)
Trade Name
Package Count
Package UOM
Selling Unit Price
Item Contract Effective Date
Item Contract Expiration Date

7.   CONTRACT PRICING (MEDICAL/SURGICAL).

Supplier will communicate contract pricing information electronically, to include new contracts, contract renewals and any changes to the current contract. This will be sent in a timely manner and in compliance with the Guidebook.

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                    Exhibit F


                                   Exceptions


SUPPLIER NAME:      ASPECT MEDICAL SYSTEMS, INC.
               -----------------------------------------------------------------

PRINTED NAME:       J. Neal Armstrong
               -----------------------------------------------------------------

AUTHORIZED SIGNATURE:  /s/ J. Neal Armstrong
                      ----------------------------------------------------------

TITLE:  Vice President and Chief Financial Officer
       -------------------------------------------------------------------------

DATE:             6/15/99
      --------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
Page           Paragraph            Exception
No.            No.
------------------------------------------------------------------------------------------------------------------------
1              2. a.                Is changed to read as follows:
                                    PURCHASE OF PRODUCTS. Novation and Supplier hereby agree that Supplier will make the
                                    Products available for purchase by the [**] in accordance with the terms of this
                                    Agreement; provided, however, that this Agreement will not constitute a commitment by any person to purchase any of the Products.

1              2.b.                 Is changed to read as follows:
                                    OPTIONAL PURCHASING ARRANGEMENT. Novation and Supplier agree that each Member will have the option of purchasing the Products under the terms of this Agreement or under the terms of any other purchasing or pricing arrangement that may exist between such Member and Supplier at any time during the Term; [**] in accordance with [**]. If any Member uses any other purchasing or pricing arrangement with
                                    Supplier when ordering products covered by any contract between Supplier and
                                    Novation, Supplier will notify [**] of the pricing and other significant terms of the applicable Novation contract.
------------------------------------------------------------------------------------------------------------------------



Page 1 of 7 Pages

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------------------
2              2.c.                 Is changed to read as follows:
                                    MARKET COMPETITIVE TERMS.  Supplier agrees that the prices, quality, value and technology of all Products purchased under this Agreement will remain market competitive at all times during the Term. [**].  If at any time during the Term
                                    Novation receives information from any source suggesting that Supplier's prices, quality, value or technology are not market competitive, Novation may provide written notice of such information to Supplier, and Supplier will, [**] advise
                                    Novation in writing of and fully implement all adjustments necessary to assure market competitiveness.
------------------------------------------------------------------------------------------------------------------------
2              2.d.                 Is changed to read as follows:
                                    CHANGES IN CONTRACT PRICES. [**] unless otherwise expressly agreed in any exhibit to this Agreement, the Contract Prices will not be increased and any discount will not be eliminated or reduced during the Term. In addition to any changes made to assure market competitiveness, Supplier may lower the Contract Prices or increase any discount applicable to the purchase of the Products at any time.
------------------------------------------------------------------------------------------------------------------------
2              2.f.                 Is changed to read as follows:
                                    UNDERUTILIZED BUSINESSES. Certain Members may be required by law, regulation and/or internal policy to do business with underutilized businesses such as Minority
                                    Business Enterprises (MBE), Disadvantaged Business Enterprises (DBE), Small Business
                                    Enterprises (SBE), Historically Underutilized Businesses (HUB) and/or
                                    Women-owned Business Enterprises (WBE). To assist Novation in helping Members meet these requirements, Supplier will[**] comply with all Novation policies and programs with respect to such businesses and will [**] provide, on request, Novation or any
                                    Member with statistical or other information with respect to Supplier's utilization of such businesses as a vendor, distributor, contractor or subcontractor.
------------------------------------------------------------------------------------------------------------------------
3              3.b.                 Is changed to read as follows:
                                    TERMINATION BY NOVATION. Novation may terminate this Agreement at any time for any reason whatsoever by delivering not less than [**] prior written notice thereof to
                                    Supplier. In addition, Novation may terminate this Agreement immediately by delivering written notice thereof to Supplier upon the occurrence of either of the following events:

                                    (0)1     Supplier breaches this Agreement [**]; or

                                    (0)2     Supplier becomes [**] for the purpose of having a receiving order or winding up order made against Supplier, or Supplier applies to the courts for protection from its creditors.

                                    [**]
------------------------------------------------------------------------------------------------------------------------
3              3.c.                 Is changed to read as follows:
                                    TERMINATION BY SUPPLIER.  Supplier may terminate this Agreement at any time for any reason whatsoever by delivering not less than [**] prior written notice thereof to
                                    Novation. [**].

                                     [**]
------------------------------------------------------------------------------------------------------------------------


Page 2 of 7 Pages

          Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------------------
3              4.a.                 Is changed to read as follows:
                                    DELIVERY AND INVOICING. On and after the Effective Date, Supplier agrees to deliver
                                    Products ordered by the Members to the Members, FOB destination, and will direct its invoices to the Members in accordance with this Agreement. Supplier agrees to prepay and [**} for transporting Products to the Members. [**]. Supplier will make whatever arrangements are reasonably necessary with the Members to implement the terms of this Agreement; provided, however, Supplier will not impose any purchasing commitment on any Member as a condition to the Member's purchase of any Products pursuant to this Agreement, [**].
------------------------------------------------------------------------------------------------------------------------
3              4.b.                 Is changed to read as follows:
                                    PRODUCT FILL RATES; CONFIRMATION AND DELIVERY TIMES.  Supplier agrees to provide product fill rates to the Members of greater than ninety-five percent (95%), calculated as line item orders. [**].
------------------------------------------------------------------------------------------------------------------------
4              4.d.                 Is changed to read as follows:
                                    DISCONTINUATION OF PRODUCTS; CHANGES IN PACKAGING.  Supplier will have no unilateral right to discontinue any of the Products or to make any changes in packaging which render any of the Products substantially different in use, function or distribution.
                                    [**].
------------------------------------------------------------------------------------------------------------------------
4              4.e.                 Is changed to read as follows:
                                    REPLACEMENT OR NEW PRODUCTS. Supplier will have no unilateral right to replace any of the Products listed in Exhibit A with other products or to add new products to this Agreement.[**].
------------------------------------------------------------------------------------------------------------------------
5              4.g.                 This subsection is deleted in its entirety.
------------------------------------------------------------------------------------------------------------------------
5              4.h.                 Is changed to read as follows:
                                    RETURN OF PRODUCTS. Any Member, in addition to and not in limitation of any other rights and remedies, will have the right to return Products to Supplier under any of the following circumstances: [**]. Supplier agrees to accept the return of Products under these circumstances without charge and for full credit.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
5              4.i.                 Is changed to read as follows:
                                    FAILURE TO SUPPLY. In the event of Supplier's failure to perform its supply obligations in accordance with the terms of this Section 4, [**]. The remedies set forth in this Subsection are in addition to any other rights and remedies Novation, the Clients or the Members may have resulting from such failure.
------------------------------------------------------------------------------------------------------------------------
5              5.a.                 This subsection is deleted in its entirety and replaced with the following:
                                    [**]
------------------------------------------------------------------------------------------------------------------------
6              5.c.                 [**]
------------------------------------------------------------------------------------------------------------------------
6              5.f.                 Is changed to read as follows:
                                    SHELF LIFE. Sterile Products and other Products with a limited shelf life sold under this Agreement will have the longest possible shelf life and the latest possible expiration dates. Unless required by stability considerations, there will not be less than a [**] interval between a Product's date of delivery by Supplier to the
                                    Member and its expiration date.
-----------------------------------------------------------------------------------------------------------------------

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        Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------------------
6              6.a. through e.      Is changed to read as follows:
                                        a.   DEFINITIONS. FOR PURPOSES OF THIS SECTION, THE FOLLOWING TERMS HAVE THE
                                    RESPECTIVE MEANINGS GIVEN BELOW:

                                        (1)  "SYTEMS" MEANS ANY OF THE PRODUCTS, SYSTEMS OF DISTRIBUTION FOR PRODUCTS
                                    [**].

                                        (2)  "CALENDAR-RELATED" REFERS TO DATE VALUES BASED ON THE "GREGORIAN CALENDAR"
                                    (AS DEFINED IN THE ENCYCLOPEDIA BRITANNICA, 15TH EDITION, 1982, PAGE 602) AND TO ALL
                                    USES IN ANY MANNER OF THOSE DATE VALUES, INCLUDING WITHOUT LIMITATION MANIPULATIONS,
                                    CALCULATIONS, CONVERSIONS, COMPARISONS, AND PRESENTATIONS.

                                        (3)  "CENTURY NONCOMPLIANCE" MEANS ANY ASPECTS OF THE SYSTEMS THAT FAIL TO
                                    SATISFY THE REQUIREMENTS SET FORTH IN SUBSECTION 6.B BELOW.

                                        b.   REPRESENTATIONS. SUPPLIER WARRANTS, REPRESENTS AND AGREES THAT THE SYSTEMS
                                    SATISFY THE FOLLOWING REQUIREMENTS:

                                        (1)  IN CONNECTION WITH THE USE AND PROCESSING OF [**] CALENDAR-RELATED DATA,
                                    THE SYSTEMS WILL NOT MALFUNCTION, WILL NOT CEASE TO FUNCTION, WILL NOT GENERATE
                                    INCORRECT DATA, AND WILL NOT PRODUCE INCORRECT RESULTS.

                                        (2)  IN CONNECTION WITH PROVIDING CALENDAR-RELATED DATA TO AND ACCEPTING [**]
                                    CALENDAR-RELATED DATA FROM OTHER AUTOMATED, COMPUTERIZED, AND/OR SOFTWARE SYSTEMS
                                    AND USERS VIA USER INTERFACES, ELECTRONIC INTERFACES, AND DATA STORAGE, THE SYSTEMS
                                    REPRESENT DATES WITHOUT AMBIGUITY AS TO CENTURY.

                                        (3)  THE YEAR COMPONENT OF CALENDAR-RELATED DATA THAT IS PROVIDED BY THE SYSTEMS
                                    TO OR THAT IS ACCEPTED BY THE SYSTEMS FROM OTHER AUTOMATED, COMPUTERIZED, AND/OR
                                    SOFTWARE SYSTEMS AND USER INTERFACES, ELECTRONIC INTERFACES, AND DATA STORAGE IS
                                    REPRESENTED IN A FOUR-DIGIT CCYY FORMAT, WHERE CC REPRESENTS THE TWO DIGITS
                                    EXPRESSING THE CENTURY AND YY REPRESENTS THE TWO DIGITS EXPRESSING THE YEAR WITHIN
                                    THAT CENTURY (E.G., 1996 OR 2003).

                                        (0)3 SUPPLIER HAS VERIFIED THROUGH TESTING THAT THE SYSTEMS SATISFY THE
                                    REQUIREMENTS OF THIS SUBSECTION INCLUDING, WITHOUT LIMITATION, TESTING OF EACH OF
                                    THE FOLLOWING SPECIFIC DATES AND THE TRANSITION TO AND FROM EACH SUCH DATE:
                                    SEPTEMBER 9, 1999; SEPTEMBER 10, 1999; DECEMBER 31, 1999; JANUARY 1, 2000; FEBRUARY
                                    28, 2000; FEBRUARY 29, 2000; MARCH 1, 2000; DECEMBER 31, 2000; JANUARY 1, 2001;
                                    DECEMBER 31, 2004; AND JANUARY 1, 2005.

                                        c.   REMEDIES. IN THE EVENT OF ANY CENTURY NONCOMPLIANCE IN THE SYSTEMS IN ANY
                                    RESPECT, IN ADDITION TO ANY OTHER REMEDIES THAT MAY BE AVAILABLE TO NOVATION OR THE
                                    MEMBERS, SUPPLIER WILL, AT NO COST TO THE MEMBERS, PROMPTLY UNDER THE CIRCUMSTANCES
                                    (BUT, IN ALL CASES, WITHIN THIRTY (30) DAYS AFTER RECEIPT OF A WRITTEN REQUEST FROM
                                    ANY MEMBER, UNLESS OTHERWISE AGREED BY THE MEMBER IN WRITING) ELIMINATE THE CENTURY
                                    NONCOMPLIANCE FROM THE SYSTEMS.

                                        d.   NONCOMPLIANCE NOTICE. IN THE EVENT SUPPLIER BECOMES AWARE OF (i) ANY
                                    POSSIBLE OR ACTUAL CENTURY NONCOMPLIANCE IN THE SYSTEMS OR (ii) ANY INTERNATIONAL,
------------------------------------------------------------------------------------------------------------------------


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        Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------------------
9              7.b.                 IS CHANGED TO READ AS FOLLOWS:
                                    REPORT FORMAT AND DELIVERY. THE REPORTS REQUIRED BY THIS SECTION WILL BE SUBMITTED
                                    ELECTRONICALLY IN EXCEL 97 OR ACCESS 97 AND IN ACCORDANCE WITH OTHER SPECIFICATIONS
                                    ESTABLISHED BY NOVATION FROM TIME TO TIME AND WILL BE DELIVERED TO:

                                    NOVATION
                                    ATTN:  SRIS OPERATIONS
                                    220 EAST LAS COLINAS BOULEVARD
                                    IRVING, TX  75039
------------------------------------------------------------------------------------------------------------------------
9              7.c.                 IS CHANGED TO READ AS FOLLOWS:
                                    OTHER INFORMATION REQUIREMENTS.  IN ADDITION TO THE REPORTING REQUIREMENTS [**] OF
                                    THIS AGREEMENT [**].
------------------------------------------------------------------------------------------------------------------------
9              9.a.                 IS CHANGED TO READ AS FOLLOWS:
                                    CALCULATION.  SUPPLIER WILL PAY TO NOVATION, AS THE AUTHORIZED COLLECTION AGENT FOR
                                    EACH OF THE CLIENTS AND CERTAIN OF EACH CLIENT'S SUBSIDIARIES AND AFFILIATES,
                                    RESPECTIVELY (AND NOT COLLECTIVELY), MARKETING FEES ("MARKETING FEES") BELONGING TO
                                    ANY OF THE CLIENTS OR CERTAIN OF THEIR SUBSIDIARIES OR AFFILIATES EQUAL TO THE
                                    AGREED PERCENTAGE OF THE AGGREGATE GROSS CHARGES OF ALL NET SALES OF THE PRODUCTS TO
                                    THE MEMBERS DIRECTLY OR INDIRECTLY FROM SUPPLIER, WHETHER UNDER THE PRICING AND
                                    OTHER TERMS OF THIS AGREEMENT OR UNDER THE TERMS OF ANY OTHER PURCHASING OR PRICING
                                    ARRANGEMENTS THAT MAY EXIST BETWEEN THE MEMBERS AND SUPPLIER. [**]. THE "AGREED
                                    PERCENTAGE" WILL BE DEFINED IN THE NON-PRICE SPECIFICATIONS.
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
10             10                   IS CHANGED TO READ AS FOLLOWS:
                                    ADMINISTRATIVE DAMAGES. NOVATION AND SUPPLIER AGREE THAT NOVATION WOULD INCUR
                                    ADDITIONAL ADMINISTRATIVE COSTS IF SUPPLIER FAILS TO PROVIDE NOTICE OF CHANGE IN
                                    PRICING TERMS AS REQUIRED IN SUBSECTION 2.e ABOVE, FAILS TO PROVIDE REPORTS AS
                                    REQUIRED IN SECTION 7 ABOVE, OR FAILS TO PAY MARKETING FEES AS REQUIRED IN SECTION 9
                                    ABOVE, IN EACH CASE WITHIN THE TIME AND MANNER REQUIRED BY THIS AGREEMENT. NOVATION
                                    AND SUPPLIER FURTHER AGREE THAT THE ADDITIONAL ADMINISTRATIVE COSTS INCURRED BY
                                    NOVATION BY REASON OF ANY SUCH FAILURE TO SUPPLIER IS UNCERTAIN, AND THEY THEREFORE
                                    AGREE THAT THE FOLLOWING SCHEDULE OF ADMINISTRATIVE DAMAGES CONSTITUTES A REASONABLE
                                    ESTIMATION OF SUCH COSTS AND WERE DETERMINED ACCORDING TO THE PRINCIPLES OF JUST
                                    COMPENSATION:

                                    1  [**]

                                    NOVATION'S RIGHT TO RECOVER ADMINISTRATIVE DAMAGES IN ACCORDANCE WITH THIS SECTION
                                    IS IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES NOVATION OR THE CLIENTS MAY HAVE BY
                                    REASON OF SUPPLIER'S FAILURE TO PAY THE MARKETING FEES OR PROVIDE THE REPORTS OR
                                    NOTICES WITHIN THE TIME AND MANNER REQUIRED BY THIS AGREEMENT.
------------------------------------------------------------------------------------------------------------------------


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         Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------------------
11             12.a.                IS CHANGED TO READ AS FOLLOWS:
                                    POLICY REQUIREMENTS. SUPPLIER WILL MAINTAIN AND KEEP IN FORCE DURING THE TERM
                                    PRODUCT LIABILITY, GENERAL PUBLIC LIABILITY AND PROPERTY DAMAGE INSURANCE AGAINST
                                    ANY INSURABLE CLAIM OR CLAIMS WHICH MIGHT OR COULD ARISE REGARDING PRODUCTS
                                    PURCHASED FROM SUPPLIER. SUCH INSURANCE WILL CONTAIN A MINIMUM COMBINED SINGLE LIMIT
                                    OF LIABILITY FOR BODILY INJURY AND PROPERTY DAMAGE IN THE AMOUNTS OF [**]. SUPPLIER
                                    WILL PROVIDE TO NOVATION, WITHIN FIFTEEN (15) DAYS AFTER NOVATION'S REQUEST, AN
                                    INSURANCE CERTIFICATE INDICATING THE FOREGOING COVERAGE, ISSUED BY AN INSURANCE
                                    COMPANY LICENSED TO DO BUSINESS IN THE RELEVANT STATES AND SIGNED BY AN AUTHORIZED
                                    AGENT.
------------------------------------------------------------------------------------------------------------------------
12             12.c.                IS CHANGED TO READ AS FOLLOWS:
                                    [**].
------------------------------------------------------------------------------------------------------------------------
12             14                   Is changed to read as follows:
                                    RELEASE AND INDEMNITY. SUPPLIER WILL RELEASE, INDEMNIFY, HOLD HARMLESS, AND, IF
                                    REQUESTED, [**], AND THEIR RESPECTIVE OFFICERS, DIRECTORS, REGENTS, AGENTS,
                                    SUBSIDIARIES, AFFILIATES AND EMPLOYEES (COLLECTIVELY, THE "INDEMNITEES"), FROM AND
                                    AGAINST ANY CLAIMS, LIABILITIES, DAMAGES, ACTIONS, COSTS AND EXPENSES (INCLUDING,
                                    WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES, EXPERT FEES AND COURT COSTS) OF ANY
                                    KIND OR NATURE, WHETHER AT LAW OR IN EQUITY, INCLUDING CLAIMS ASSERTING STRICT
                                    LIABILITY, ARISING FROM OR CAUSED IN ANY PART BY (1) THE BREACH OF ANY
                                    REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT OF SUPPLIER CONTAINED IN THIS
                                    AGREEMENT; (2) THE CONDITION OF ANY PRODUCT, INCLUDING A DEFECT IN MATERIAL,
                                    WORKMANSHIP, DESIGN OR MANUFACTURING; OR (3) [**]. THIS SECTION AND THE OBLIGATIONS
                                    CONTAINED HEREIN WILL SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THIS
                                    AGREEMENT. THE REMEDIES SET FORTH IN THIS SECTION ARE IN ADDITION TO AND NOT A
                                    LIMITATION ON ANY OTHER RIGHTS OR REMEDIES THAT MAY BE AVAILABLE AGAINST SUPPLIER.
                                    SUPPLIER SHALL [**] THEREOF.

                                    [**].
------------------------------------------------------------------------------------------------------------------------
13             17.a. THROUGH        THIS SECTION IS DELETED IN ITS ENTIRETY AND REPLACED WITH THE FOLLOWING:
               b.                   [**]
------------------------------------------------------------------------------------------------------------------------
14             18.a.                IS CHANGED TO READ AS FOLLOWS:
                                    CHOICE OF LAW.  THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
                                    THE INTERNAL SUBSTANTIVE LAWS OF THE STATE OF DELAWARE.
------------------------------------------------------------------------------------------------------------------------


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         Securities and Exchange Commission. Asterisks denote omissions.


------------------------------------------------------------------------------------------------------------------------
14             18.c.                IS CHANGED TO READ AS FOLLOWS:
                                    THIRD PARTY BENEFICIARIES.  [**] CLIENTS AND MEMBERS ARE INTENDED THIRD PARTY
                                    BENEFICIARIES OF THIS AGREEMENT.  [**] THIS AGREEMENT WHICH [**] WILL INURE TO THE
                                    BENEFIT OF AND BE ENFORCEABLE BY THE CLIENTS AND THEIR RESPECTIVE SUCCESSORS AND
                                    ASSIGNS.  [**] THIS AGREEMENT WHICH [**] WILL INURE TO THE BENEFIT OF AND BE
                                    ENFORCEABLE BY THE MEMBERS AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.
------------------------------------------------------------------------------------------------------------------------
15             18.e.                IS CHANGED TO READ AS FOLLOWS:
                                    NO ASSIGNMENT. [**] ANY ASSIGNMENT OF ALL OR ANY PART OF THIS AGREEMENT BY EITHER
                                    PARTY WILL NOT RELIEVE THAT PARTY OF THE RESPONSIBILITY OF PERFORMING ITS
                                    OBLIGATIONS HEREUNDER TO THE EXTENT THAT SUCH OBLIGATIONS ARE NOT SATISFIED IN FULL
                                    BY THE ASSIGNEE. THIS AGREEMENT WILL BE BINDING UPON AND INURE TO THE BENEFIT OF THE
                                    PARTIES' RESPECTIVE SUCCESSORS AND ASSIGNS.
------------------------------------------------------------------------------------------------------------------------
15             18.g.                IS CHANGED TO READ AS FOLLOWS:
                                    ENTIRE AGREEMENT. THIS AGREEMENT, TOGETHER WITH THE EXHIBITS LISTED BELOW, WILL
                                    CONSTITUTE THE ENTIRE AGREEMENT BETWEEN NOVATION, MEMBERS AND SUPPLIER. THIS
                                    AGREEMENT, TOGETHER WITH THE EXHIBITS LISTED BELOW AND EACH MEMBER'S PURCHASE ORDER
                                    WILL CONSTITUTE THE ENTIRE AGREEMENT BETWEEN EACH MEMBER AND SUPPLIER. [**]. NO
                                    OTHER TERMS AND CONDITIONS IN ANY DOCUMENT, ACCEPTANCE, OR ACKNOWLEDGMENT WILL BE
                                    EFFECTIVE OR BINDING UNLESS EXPRESSLY AGREED TO IN WRITING. THE FOLLOWING EXHIBITS
                                    ARE INCORPORATED BY REFERENCE IN THIS AGREEMENT:

                                    EXHIBIT A                          PRODUCT AND SERVICE DESCRIPTION AND PRICING

                                    EXHIBIT B                          NON-PRICE SPECIFICATIONS

                                    EXHIBIT C                          SPECIAL CONDITIONS

                                    EXHIBIT D                          EFFECTIVE DATE

                                    EXHIBIT E                          OTHER INFORMATION REQUIREMENTS

                                    EXHIBIT F                          EXCEPTIONS

                                    [OTHER EXHIBITS LISTED, IF ANY]
------------------------------------------------------------------------------------------------------------------------


Page 7 of 7 Pages